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                                                                     Exhibit 4.3


                                  $500,000,000

                          GENERAL DYNAMICS CORPORATION

                          FLOATING RATE NOTES DUE 2004


                          REGISTRATION RIGHTS AGREEMENT


                                                                 August 22, 2001

Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Ladies and Gentlemen:

                General Dynamics Corporation, a Delaware corporation (the "ISSUER"), proposes to issue and sell to Bear, Stearns & Co. Inc. (the "INITIAL PURCHASER"), upon the terms set forth in a purchase agreement of even date herewith (the "PURCHASE AGREEMENT"), $500,000,000 aggregate principal amount of its Floating Rate Notes due 2004 (the "INITIAL SECURITIES") to be unconditionally guaranteed in accordance with the terms of the Indenture (as defined herein) by each of the guarantors listed on Exhibit A to the Indenture (the "GUARANTORS" and, collectively with the Issuer, the "COMPANY"). The Initial Securities will be issued pursuant to an Indenture, to be dated as of August 27, 2001 (the "BASE INDENTURE"), among the Issuer, the Guarantors and The Bank of New York, as trustee (the "TRUSTEE"), as supplemented by the First Supplemental Indenture, to be dated as of August 27, 2001, among the Issuer, the Guarantors and the Trustee (the "SUPPLEMENTAL INDENTURE" and, together with the Base Indenture, the "INDENTURE"). As an inducement to the Initial Purchaser to enter into the Purchase Agreement, the Company agrees with the Initial Purchaser, for the benefit of the Initial Purchaser and the holders of the Securities (as defined below) (collectively, the "HOLDERS"), as follows:

                1. Registered Exchange Offer. Unless not permitted by applicable law, the Company shall use its reasonable best efforts to prepare and within 150 days (such 150th day being a "FILING DEADLINE") after the date on which the Initial Purchaser purchases the Initial Securities pursuant to the Purchase Agreement (the "CLOSING DATE"), file with the Securities and Exchange Commission (the "COMMISSION") a registration statement (the "EXCHANGE OFFER REGISTRATION STATEMENT") on an appropriate form under the Securities Act of 1933, as amended (the "SECURITIES ACT"), with respect to a proposed offer (the "REGISTERED EXCHANGE OFFER") to the Holders of Transfer Restricted Securities (as defined in Section 7 hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like


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aggregate principal amount of debt securities of the Company issued under the
Indenture, identical in all material respects to the Initial Securities and registered under the Securities Act (the "EXCHANGE SECURITIES"). The Company shall use its reasonable best efforts to (i) cause such Exchange Offer Registration Statement to become effective under the Securities Act within 240 days after the Closing Date (such 240th day being an "EFFECTIVENESS DEADLINE"),
(ii) cause the Registered Exchange Offer to be consummated no later than 270 days after the Closing Date (the "CONSUMMATION DEADLINE"), and (iii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "EXCHANGE OFFER REGISTRATION PERIOD").

                Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder (i) is not an affiliate of the Company within the meaning of the Securities Act, (ii) acquires the Exchange Securities in the ordinary course of such Holder's business and (iii) has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

                The Company acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "EXCHANGING DEALER"), is required to deliver a prospectus containing the information substantially in the form set forth in (A) Annex A hereto on the cover, (B) Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and (C) Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) if the Initial Purchaser elects to sell Securities (as defined below) acquired in exchange for Initial Securities constituting any portion of an unsold allotment, it will be required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

                The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that
(i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or the Initial Purchaser, such period shall be the lesser of


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90 days and the date on which all Exchanging Dealers and the Initial Purchaser have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

                If, upon consummation of the Registered Exchange Offer, the Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to the Initial Purchaser upon the written request of the Initial Purchaser, in exchange (the "PRIVATE EXCHANGE") for the Initial Securities held by the Initial Purchaser, a like principal amount of debt securities of the Company issued under the Indenture and identical in all material respects to the Initial Securities (the "PRIVATE EXCHANGE SECURITIES"). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the "SECURITIES".

                In connection with the Registered Exchange Offer, the Company shall:

                        (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                        (b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

                        (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

                        (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

                        (e)     otherwise comply with all applicable laws.

                As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:

                        (x) accept for exchange all the Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

                        (y) deliver to the Trustee for cancellation all the Initial Securities so accepted for exchange; and


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                        (z)     cause the Trustee to authenticate and deliver
promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

                The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

                Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the date of the original issuance of the Initial Securities.

                Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

                Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                2. Shelf Registration. If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect a


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Registered Exchange Offer, as contemplated by Section 1 hereof, (ii) the
Registered Exchange Offer is not consummated by the 270th day after the Closing Date, (iii) the Initial Purchaser so requests with respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer or (iv) any Holder (other than an Exchanging Dealer) is not eligible to participate in the Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange and any such Holder so requests, the Company shall take the following actions (the date on which any of the conditions described in the foregoing clauses (i) through (iv) occur, including in the case of clauses (iii) or (iv) the receipt of the required notice, being a "TRIGGER DATE"):

                        (a) The Company shall use its reasonable best efforts to file as promptly as practicable (but in no event more than 60 days after the Trigger Date (such 60th day being a "FILING DEADLINE")) with the Commission and thereafter use its reasonable best efforts to cause to be declared effective no later than 160 days after the Trigger Date (such 160th day being an "EFFECTIVENESS DEADLINE") a registration statement (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, a "REGISTRATION STATEMENT") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "SHELF REGISTRATION"); provided, however, that no Holder (other than the Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

                        (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof). The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is (i) required by applicable law or (ii) taken by the Company in good faith as contemplated by Section 3(b)(v) below, and the Company thereafter complies with the requirements of Section 3(j).

                        (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not


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to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in any case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein).

                3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

                        (a) The Company shall (i) furnish to the Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that the Initial Purchaser (with respect to any portion of the unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchaser reasonably may propose; (ii) include the information substantially in the form set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information substantially in the form set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer;
(iii) if requested by the Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchaser, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a "PARTICIPATING BROKER-DEALER"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchaser based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

                        (b) The Company shall give written notice to the Initial Purchaser, the Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii) through (v) of this Section 3(b) shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):


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                                (i)     when the Registration Statement or any
        amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                                (ii)    of any request by the Commission for
        amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                                (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                                (iv)    of the receipt by the Company or its
        legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose; and

                                (v)     of the happening of any event that
        requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement and the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

                        (c) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

                        (d) The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                        (e) The Company shall deliver to each Exchanging Dealer and the Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference).

                        (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the


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use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                        (g) The Company shall deliver to the Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by the Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

                        (h) Prior to any public offering of the Securities pursuant to any Registration Statement, the Company shall register or qualify, or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of, the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale of the Securities covered by such Registration Statement in such jurisdictions; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

                        (i) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

                        (j) Upon the occurrence of any event contemplated by clauses (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or an amendment or supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchaser, the Holders of the Securities and any known Participating Broker-Dealer in accordance with clauses (ii) through (v) of
Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchaser, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf


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Registration Statement provided for in Section 2(b) above and the Exchange Offer
Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchaser, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j).

                        (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the Trustee with printed certificates for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                        (l) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

                        (m) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                        (n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                        (o) In the case of a Shelf Registration Statement, the Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.


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                        (p)     In the case of a Shelf Registration Statement,
the Company shall (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, the Holders of a majority in aggregate principal amount of the Securities, Exchange Securities or Private Exchange Securities being sold and any underwriter participating in any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by any such representative of the Holders, Special Counsel or underwriter in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided that the inspecting or receiving party has executed and delivered to the Company a confidentiality agreement that is reasonably acceptable to the Company and the applicable representative of the Holders, if any, with respect to the information to be disclosed.

                        (q) In the case of a Shelf Registration Statement, the Company shall, if requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its reasonable best efforts to cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement; (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities and
(iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                        (r) In the case of the Registered Exchange Offer, if reasonably requested by the Initial Purchaser or any known Participating Broker-Dealer, the Company shall use its reasonable best efforts to cause (i) its counsel to deliver to the Initial Purchaser or such Participating Broker-Dealer a signed opinion in the forms set forth in Section 6(d), (e) and
(f) of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Registration Statement to deliver to the Initial Purchaser or such Participating Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in Section 6(a) and (b) of the Purchase Agreement, with appropriate date changes.

                        (s) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private


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Exchange Securities, as the case may be, the Company shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

                        (t) The Company will use its reasonable best efforts, (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, to confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, to cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement, or by the managing underwriters, if any.

                        (u) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "RULES") of the National Association of Securities Dealers, Inc. (the "NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

                        (v) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

                4. Registration Expenses. (a) All expenses incident to the Company's performance of and compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement is ever filed or becomes effective, including without limitation;

                                (i)     all registration and filing fees and
        expenses;

                                (ii) all fees and expenses of compliance with federal securities and state "blue sky" or securities laws;

                                (iii)   all expenses of printing (including
        printing certificates for the Securities to be issued in the Registered Exchange Offer and the

        Private Exchange and printing of prospectuses), messenger and delivery services and telephone;

                                (iv) all fees and disbursements of counsel for the Company;

                                (v)     all application and filing fees in
        connection with listing the Exchange Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

                                (vi)    all fees and disbursements of
        independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

                        (b) In connection with any Registration Statement required by this Agreement, the Company will reimburse the Initial Purchaser and the Holders of Transfer Restricted Securities who are tendering Initial Securities in the Registered Exchange Offer and/or selling or reselling Securities pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel (the "Special Counsel"), who shall be Skadden, Arps, Slate, Meagher & Flom LLP unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

                5. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses as incurred (including but not limited to reasonable attorneys' fees and any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim, and subject to subsection (c) of this Section 5, any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any supplement thereto or amendment thereof or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company relating to any Holder by such Holder expressly for use therein; and, provided, further, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 5(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, liability, claim, damage or expense received Securities, Exchange Securities or Private Exchange Securities to the extent that such loss, liability, claim, damage or expense of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities, Exchange Securities or Private Exchange Securities to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Company with Section 3(d), 3(e), 3(f) or 3(g). This indemnity agreement will be in addition to any liability which the Company may otherwise have including under this Agreement. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

                        (b) Each Holder of the Securities severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company (including any person who, with his or her consent, is named in a Registration Statement as about to become, and does become, a director of the Company), each of the officers of the Company who shall have signed a Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses as incurred (including but not limited to reasonable attorneys' fees and any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim and, subject to subsection (c) of this Section 5, any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or any other federal or state law or regulation, at common law or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any supplement thereto or amendment thereof or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company relating to any Holder by such Holder expressly for use therein. This indemnity will be in addition to any liability which any Holder may otherwise have including under this Agreement.

                        (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement of such action (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 5 except to the extent that it has been materially prejudiced thereby). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or
(iii) such indemnified party or parties shall have been advised by counsel that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. In no event shall the indemnifying party or parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if (A) the settlement is entered into more than 20 business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party), (B) such indemnifying party shall have received notice of the terms of such settlement at least 20 business days prior to such settlement being entered into and (C) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party), an indemnifying party shall not be liable for any settlement of the nature contemplated by this
Section 5(c) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent that it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

                6. Contribution. (a) In order to provide for contribution in circumstances in which the indemnification provided for in Section 5 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Holders shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any reasonable investigation, legal and other expenses incurred in connection with, and, subject to the last sentence of this Section 6(a), any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from persons, other than the Holders, who may also be liable for contribution, including persons who control the Company within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act, officers of the Company who signed a Registration Statement and directors of the Company (including any person who, with his or her consent, is named in a Registration Statement as about to become, and does become, a director of the Company)) as incurred to which the Company and one or more of the Holders may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Holders or such other indemnified party, as the case may be, from the exchange of the Securities pursuant to the Registered Exchange Offer or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Holders or such other indemnified party, as the case may be, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and of the Holders or such other indemnified party, as the case may be, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders or such other indemnified party, as the case may be, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 5(a). The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 6, (i) in no case shall any Holder be liable or responsible for any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and
(ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls a Holder or other indemnified party, as the case may be, within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Holder or such other indemnified party, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed a Registration Statement and each director of the Company (including any person who, with his or her consent, is named in a Registration Statement as about to become, and does become, a director of the Company) shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 6. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 6 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such consent was not unreasonably withheld.

                        (b)     The agreements contained in Section 5 and this
Section 6 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                7. Additional Interest Under Certain Circumstances. (a) Additional interest (the "ADDITIONAL INTEREST") with respect to the Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iv) of this Section 7(a) being herein called a "REGISTRATION DEFAULT"):

                                (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline;

                                (ii) any Registration Statement required by this Agreement is not declared effective by the Commission on or prior to the applicable Effectiveness Deadline;

                                (iii) the Registered Exchange Offer has not been consummated on or prior to the Consummation Deadline; or

                                (iv) any Registration Statement required by this Agreement has been declared effective by the Commission but (A) such Registration Statement thereafter ceases to be effective or (B) such Registration Statement or the related prospectus ceases to be usable in connection with resales of Transfer Restricted Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission.

                Additional Interest shall accrue on the Securities over and above the interest otherwise payable on the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.125% per annum (the "ADDITIONAL INTEREST RATE") for the first 90-day period immediately following the occurrence of such Registration Default. The Additional Interest Rate shall increase by an additional 0.125% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum Additional Interest Rate of 0.25% per annum. Notwithstanding the foregoing to the contrary, the amount of Additional Interest payable shall not increase solely as a result of the occurrence and pendency of more than one Registration Default.

                        (b) A Registration Default referred to in Section 7(a)(iv) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause
(y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events as required by Section 3(j); provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with Section 7(a) from the day such Registration Default occurs until such Registration Default is cured, at which time Additional Interest shall cease to accrue (but any accrued amount shall be payable) and the interest rate on the Securities will revert to the original rate.

                        (c) Any amounts of Additional Interest due pursuant to Section 7(a) will be payable in cash on the regular interest payment dates with respect to the Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the principal amount of the Securities and further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

                        (d) "TRANSFER RESTRICTED SECURITIES" means each Security until (i) the date on which such Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of an Initial Security for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

                8. Rules 144 and 144A. The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available information about the Company (within the meaning of Rules 144 and 144A under the Securities Act) so long as necessary to permit sales of its Securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchaser upon request. Upon the request of any Holder of Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

                9. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("MANAGING UNDERWRITERS") will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering.

                No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                10.     Miscellaneous.

                        (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 1 and 2 hereof may result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 1 and 2 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                        (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

                        (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.

                        (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                                (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.

                                (2)     if to the Initial Purchaser, to:

                                        Bear, Stearns & Co. Inc.
                                        245 Park Avenue
                                        New York, NY 10167
                                        Fax No.: (212) 272-6227
                                        Attention: Mr. Tim O'Neill

                                        with a copy to:

                                        Bear, Stearns & Co. Inc.
                                        245 Park Avenue
                                        New York, NY 10167

                                        Fax No.: (917) 849-0608
                                        Attention: Renata Fergerson, Esq.

                                        and with a copy to:

                                        Skadden, Arps, Slate, Meagher & Flom LLP
                                        Four Times Square
                                        New York, NY 10036
                                        Fax No.: (917) 777-2694
                                        Attention: Phyllis G. Korff, Esq.

                                (3)     if to the Company, at its address as
        follows:

                                        3190 Fairview Park Drive
                                        Falls Church, VA 22042
                                        Fax No.: (703) 876-3554
                                        Attention: David A. Savner, Esq.

                                        with a copy to:

                                        Jenner & Block, LLC
                                        One IBM Plaza
                                        Chicago, IL 60611
                                        Fax No.: (312) 527-0484
                                        Attention: Thomas Monson, Esq.

                All such notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) three business days after being deposited in the mail, postage prepaid, if mailed; (iii) when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and (iv) on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

                        (e) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

                        (f) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

                        (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                        (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                        (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                        (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                        (k) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuer a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchaser, the Issuer and the Guarantors in accordance with its terms.

                                Very truly yours,

                                GENERAL DYNAMICS CORPORATION


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                   Name:        David H. Fogg
                                   Title:       Vice President and Treasurer

                                AMERICAN OVERSEAS MARINE CORPORATION


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                   Name:        David H. Fogg
                                   Title:       Vice President and Treasurer

                                BATH IRON WORKS CORPORATION


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                   Name:        David H. Fogg
                                   Title:       Assistant Treasurer

                                COMPUTER SYSTEMS & COMMUNICATIONS CORPORATION


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                   Name:        David H. Fogg
                                   Title:       Treasurer

                                ELECTRIC BOAT CORPORATION


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                   Name:        David H. Fogg
                                   Title:       Assistant Treasurer

                                GENERAL DYNAMICS ADVANCED TECHNOLOGY SYSTEMS,
                                        INC.


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                   Name:        David H. Fogg
                                   Title:       Treasurer

                                GENERAL DYNAMICS ARMAMENT SYSTEMS, INC.


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                   Name:        David H. Fogg
                                   Title:       Assistant Treasurer

                                GENERAL DYNAMICS DEFENSE SYSTEMS, INC.


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                   Name:        David H. Fogg
                                   Title:       Treasurer

                                GENERAL DYNAMICS GOVERNMENT SYSTEMS CORPORATION


                                By:     /s/ David A. Savner
                                   _____________________________________________
                                   Name:        David A. Savner
                                   Title:       Vice President

                                GENERAL DYNAMICS INFORMATION SYSTEMS, INC.


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                   Name:        David H. Fogg
                                   Title:       Treasurer

                                GENERAL DYNAMICS LAND SYSTEMS INC.


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                   Name:        David H. Fogg
                                   Title:       Assistant Treasurer

                                GENERAL DYNAMICS ORDNANCE AND TACTICAL SYSTEMS,
                                        INC.


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                   Name:        David H. Fogg
                                   Title:       Treasurer

                                GULFSTREAM AEROSPACE CORPORATION


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                   Name:        David H. Fogg
                                   Title:       Treasurer

                                MATERIAL SERVICE RESOURCES COMPANY


                                By:     /s/ Michael E. Stanczak
                                   _____________________________________________
                                   Name:        Michael E. Stanczak
                                   Title:       President

                                NATIONAL STEEL AND SHIPBUILDING COMPANY


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                   Name:        David H. Fogg
                                   Title:       Treasurer


The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:

BEAR, STEARNS & CO. INC.


By:     /s/ Timothy A. O'Neill
   _____________________________________
   Name:        Timothy A. O'Neill
   Title:       Senior Managing Director

                                                                         ANNEX A


        Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date (as defined herein), it will make this prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B


        Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C


                              PLAN OF DISTRIBUTION

        Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until [_________], 200[_], all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(1)

        The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        For a period of 90 days after the Expiration Date the Company will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.


------------------------
(1) In addition, the legend required by Item 502(b) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

                                                                         ANNEX D


[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

        Name:
                ________________________________________________________________
        Address:
                ________________________________________________________________



        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.



                                      D-1